Q1 2015 SUPPLEMENTAL INFORMATION

1

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of its major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	Q1 2015 Supplemental Information

KEY PERFORMANCE METRICS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
Property Statistics
Consolidated Operating Properties	14	13	13	13	12	12	13
Consolidated Rentable Square Feet (in thousands)	12,255	12,132	12,132	12,633	13,034	13,034	13,407
Unconsolidated Operating Properties	9	9	9	9	5	5	5
Unconsolidated Rentable Square Feet (in thousands)	3,468	3,468	3,468	3,468	3,129	3,129	3,129
Total Operating Properties	23	22	22	22	17	17	18
Total Rentable Square Feet (in thousands)	15,723	15,600	15,600	16,101	16,163	16,163	16,536

Office Leasing Activity (1)
Net Leased during the period (square feet)(in thousands)	1,256	369	317	550	637	1,874	441
Net Rent (per square foot)	$18.54	$21.05	$22.39	$22.99	$24.10	$22.88	$18.93
Total Leasing Costs (per square foot)	(5.25)	(5.91)	(5.02)	(6.18)	(5.54)	(5.71)	(4.62)
Net Effective Rent (per square foot)	$13.29	$15.14	$17.37	$16.81	$18.56	$17.17	$14.31
Increase in Second Generation Net Rent	12.9%	12.7%	48.4%	36.3%	43.8%	38.0%	33.6%
Increase (decrease) in Cash-Basis Second Generation Net Rent	(3.6)%	(0.4)%	33.3%	7.6%	27.7%	19.7%	8.0%

Same Property Information (2)
Leased (period end)	90.7%	90.7%	91.0%	91.6%	91.2%	91.2%	91.7%
Weighted Average Occupancy	90.1%	89.9%	89.8%	89.9%	89.3%	89.7%	91.5%
Net Operating Income Change (over prior year period)	4.6%	2.2%	7.7%	3.6%	0.6%	3.6%	5.2%
Cash-Basis Net Operating Income Change (over prior year period)	3.9%	10.2%	15.0%	12.8%	11.1%	12.3%	15.9%

Development Pipeline (3)
Estimated Project Costs (in thousands)	$283,600	$181,075	$181,075	$182,575	$226,575	$226,575	$100,475
Estimated Project Costs / Total Undepreciated Assets	9.9%	6.2%	6.1%	5.7%	7.0%	7.0%	3.0%

Market Capitalization (4)
Common Stock Price (period end)	$10.30	$11.47	$12.45	$11.95	$11.42	$11.42	$10.60
Common Shares Outstanding (period end)(in thousands)	189,666	198,423	198,474	216,509	216,513	216,513	216,470
Equity Market Capitalization (in thousands)	$1,953,560	$2,275,912	$2,471,001	$2,587,283	$2,472,578	$2,472,578	$2,294,582
Preferred Stock (in thousands)	94,775	94,775	—	—	—	—	—
Debt (in thousands)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376
Total Market Capitalization (in thousands)	$2,906,918	$3,184,703	$3,361,094	$3,482,901	$3,480,080	$3,480,080	$3,361,958

Cousins Properties Incorporated	3	Q1 2015 Supplemental Information

KEY PERFORMANCE METRICS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
Credit Ratios (4)
Debt/Total Market Capitalization	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%	31.7%
Debt/Total Undepreciated Assets	30.0%	28.0%	30.1%	28.1%	30.1%	30.1%	31.5%
Fixed Charges Coverage	2.64	3.56	4.00	4.61	4.98	4.27	4.67
Debt/Annualized EBITDA	4.72	4.31	4.48	4.37	4.05	4.05	4.77

Dividend Information (4)
Common Dividend per Share	$0.18	$0.075	$0.075	$0.075	$0.075	$0.30	$0.08
FFO Payout Ratio	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%	37.8%
FAD Payout Ratio	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%	67.8%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.65%	0.77%	0.78%	0.63%	0.42%	0.42%	0.41%

Additional Information (4)
Straight Line Rental Revenue	$12,826	$7,648	$5,001	$4,169	$5,275	$22,093	$6,285
Above and Below Market Rents	$3,785	$1,952	$2,027	$1,933	$2,135	$8,047	$2,030
Second Generation Capital Expenditures	$16,414	$3,295	$7,317	$12,023	$12,419	$35,054	$12,020

(1) See Office Leasing Activity on page 12 herein for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 11 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 24 for additional information.
(3) Cousins' share of development expenditures.
(4) See calculations and reconciliations of Non-GAAP financial measures.

Cousins Properties Incorporated	4	Q1 2015 Supplemental Information

KEY PERFORMANCE METRICS

(1) Total rentable square feet is based on the total portfolio.
(2) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	5	Q1 2015 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	(in thousands, except per share amounts)
Net Operating Income
Office	122,503	47,598	48,821	52,691	57,441	206,551	56,734
Other	15,577	2,420	2,467	2,421	1,812	9,122	1,319
Total Net Operating Income	138,080	50,018	51,288	55,112	59,253	215,673	58,053

Sales Less Cost of Sales	1,464	160	1,373	82	2,295	3,910	810
Fee Income	10,890	2,339	2,025	1,803	6,353	12,520	1,816
Other Income	4,117	1,936	2,484	554	430	5,404	407
Gain on Sale of Third Party Management and Leasing Business	4,576	7	—	5	(15)	(3)	—

Reimbursed Expenses	(5,216)	(932)	(988)	(783)	(949)	(3,652)	(1,111)
General and Administrative Expenses	(21,940)	(5,611)	(5,756)	(5,022)	(3,398)	(19,787)	(3,493)
Separation Expenses	(520)	(84)	—	—	(101)	(185)	(102)
Interest Expense	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)	(9,498)
Other Expenses	(11,217)	(678)	(917)	(1,170)	(2,059)	(4,824)	(476)
Income Tax Benefit (Provision)	23	12	9	(1)	—	20	—
Depreciation and Amortization of Non-Real Estate Assets	(787)	(196)	(213)	(244)	(260)	(913)	(471)
Preferred Stock Dividends and Original Issuance Costs	(12,664)	(1,777)	(4,708)	—	—	(6,485)	—
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935
Weighted Average Shares - Basic	144,255	191,739	198,440	209,839	216,511	204,216	216,568
Weighted Average Shares - Diluted	144,420	191,952	198,702	210,111	216,733	204,460	216,754
FFO per Share - Basic and Diluted	0.53	0.19	0.18	0.20	0.24	0.81	0.21

Cousins Properties Incorporated	6	Q1 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	(in thousands, except per share amounts)
Net Operating Income
Office Consolidated Properties
Greenway Plaza	24,606	18,202	19,295	20,356	19,526	77,379	18,403
Post Oak Central	15,593	5,564	5,886	6,032	5,955	23,437	6,675
Northpark Town Center	—	—	—	—	5,794	5,794	5,825
191 Peachtree Tower	16,040	4,198	4,650	4,115	4,046	17,009	4,082
Fifth Third Center	—	—	—	2,196	3,435	5,631	3,641
Promenade	9,568	2,772	2,792	3,030	2,841	11,435	3,542
The American Cancer Society Center	11,539	2,992	3,022	3,329	3,030	12,373	3,114
2100 Ross Avenue	4,620	1,474	936	1,497	1,566	5,473	1,881
816 Congress Avenue	4,029	1,536	1,740	1,862	1,854	6,992	1,858
North Point Center East	5,909	1,606	1,564	1,471	1,435	6,076	1,537
Meridian Mark Plaza	4,111	908	1,008	898	914	3,728	918
The Points at Waterview	1,876	415	329	348	356	1,448	410
Colorado Tower	—	—	—	—	—	—	328
Other (4)	4,733	2,558	2,444	2,642	2,174	9,818	(111)
Subtotal - Office Consolidated	102,624	42,225	43,666	47,776	52,926	186,593	52,103

Office Unconsolidated Properties
Terminus 100 (2)	6,892	1,973	1,875	1,831	1,876	7,555	1,922
Terminus 200	4,278	1,235	1,466	1,449	1,354	5,504	1,436
Emory University Hospital Midtown Medical Office Tower	3,874	998	962	1,008	992	3,960	987
Gateway Village (3)	1,208	302	302	302	302	1,208	302
Other	(61)	(15)	(12)	(15)	(9)	(51)	(5)
Subtotal - Office Unconsolidated	16,191	4,493	4,593	4,575	4,515	18,176	4,642

Discontinued Operations	3,688	880	562	340	—	1,782	(11)

Total Office Net Operating Income	122,503	47,598	48,821	52,691	57,441	206,551	56,734

Other
Consolidated Properties (4)	1,293	402	407	396	178	1,383	(24)

Unconsolidated Properties
Emory Point Apartments	2,300	1,118	1,181	1,200	1,148	4,647	1,071
Emory Point Retail	1,211	321	312	257	190	1,080	281
Other (4)	8,061	567	562	569	295	1,993	(6)
Subtotal - Other	11,572	2,006	2,055	2,026	1,633	7,720	1,346

Discontinued Operations	2,712	12	5	(1)	1	19	(3)

Total Other Net Operating Income	15,577	2,420	2,467	2,421	1,812	9,122	1,319

Total Net Operating Income	138,080	50,018	51,288	55,112	59,253	215,673	58,053

Cousins Properties Incorporated	7	Q1 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	(in thousands, except per share amounts)
Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,353	160	1,326	82	135	1,703	810
Land Sales Less Cost of Sales - Unconsolidated	111	—	47	—	2,160	2,207	—
Total Sales Less Cost of Sales	1,464	160	1,373	82	2,295	3,910	810

Fee Income
Development Fees	3,102	937	541	571	5,216	7,265	308
Management Fees (5)	7,223	1,315	1,446	1,203	1,118	5,082	1,503
Leasing & Other Fees	565	87	38	29	19	173	5
Total Fee Income	10,890	2,339	2,025	1,803	6,353	12,520	1,816

Other Income
Termination Fees	2,952	1,843	2,210	280	240	4,573	193
Termination Fees - Discontinued Operations	—	—	2	—	—	2	—
Interest and Other Income	637	65	44	111	44	264	55
Interest and Other Income - Discontinued Operations	15	—	—	8	(4)	4	—
Other - Unconsolidated	513	28	228	155	150	561	159
Total Other Income	4,117	1,936	2,484	554	430	5,404	407

Gain on Sale of Third Party Management and Leasing Business	4,576	7	—	5	(15)	(3)	—

Reimbursed Expenses	(5,216)	(932)	(988)	(783)	(949)	(3,652)	(1,111)

General and Administrative Expenses	(21,940)	(5,611)	(5,756)	(5,022)	(3,398)	(19,787)	(3,493)

Separation Expenses	(520)	(84)	—	—	(101)	(185)	(102)

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,813)	(2,158)	(2,175)	(2,192)	(2,185)	(8,710)	(2,131)
Post Oak Central	(2,618)	(2,044)	(2,036)	(2,028)	(2,019)	(8,127)	(2,010)
Promenade	(1,568)	(1,223)	(1,216)	(1,209)	(1,202)	(4,850)	(1,194)
Unsecured Credit Facility	(2,260)	(575)	(616)	(705)	(1,458)	(3,354)	(966)
191 Peachtree Tower	(3,483)	(861)	(861)	(861)	(861)	(3,444)	(861)
816 Congress Avenue	—	—	—	—	(709)	(709)	(817)
Meridian Mark Plaza	(1,587)	(393)	(391)	(390)	(388)	(1,562)	(387)
The Points at Waterview	(903)	(221)	(219)	(217)	(215)	(872)	(213)
Terminus 100 (2)	(725)	—	—	—	—	—	—
Other	(270)	(65)	(66)	(65)	(38)	(234)	—
Capitalized	518	373	610	850	919	2,752	903
Subtotal - Consolidated	(21,709)	(7,167)	(6,970)	(6,817)	(8,156)	(29,110)	(7,676)

Unconsolidated Debt
Terminus 100 (2)	(3,193)	(879)	(875)	(872)	(868)	(3,494)	(865)
Terminus 200	(1,369)	(390)	(390)	(390)	(390)	(1,560)	(390)
Emory University Hospital Midtown Medical Office Tower	(1,358)	(334)	(334)	(334)	(334)	(1,336)	(334)
Emory Point	(867)	(242)	(244)	(247)	(241)	(974)	(233)
Other	(1,176)	—	—	—	—	—	—
Subtotal - Unconsolidated	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)	(1,822)

Total Interest Expense	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)	(9,498)

Cousins Properties Incorporated	8	Q1 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	(in thousands, except per share amounts)

Other Expenses
Noncontrolling Interests	(1,671)	(156)	(129)	(92)	(47)	(424)	—
Property Taxes and Other Holding Costs	(1,570)	(271)	(276)	(288)	(388)	(1,223)	(287)
Predevelopment & Other	(492)	(229)	(363)	(146)	(1,309)	(2,047)	(106)
Acquisition and Related Costs	(7,484)	(22)	(149)	(644)	(315)	(1,130)	(83)
Total Other Expenses	(11,217)	(678)	(917)	(1,170)	(2,059)	(4,824)	(476)

Income Tax Provision (Benefit)	23	12	9	(1)	—	20	—

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(753)	(185)	(201)	(232)	(249)	(867)	(423)
Unconsolidated	(34)	(11)	(12)	(12)	(11)	(46)	(48)
Total Non-Real Estate Depreciation and Amoritization	(787)	(196)	(213)	(244)	(260)	(913)	(471)

Preferred Stock Dividends and Original Issuance Costs	(12,664)	(1,777)	(4,708)	—	—	(6,485)	—

FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935
Weighted Average Shares - Basic	144,255	191,739	198,440	209,839	216,511	204,216	216,568
Weighted Average Shares - Diluted	144,420	191,952	198,702	210,111	216,733	204,460	216,754
FFO per Share - Basic and Diluted	0.53	0.19	0.18	0.20	0.24	0.81	0.21

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(4) Represents NOI for properties sold in prior periods.
(5) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	9	Q1 2015 Supplemental Information

PORTFOLIO STATISTICS

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 1Q15	End of Period Leased 4Q14	Weighted Average Occupancy 1Q15	Weighted Average Occupancy 4Q14	% of Total Net Operating Income (1)	Property Level Debt ($000)
	Office
	Greenway Plaza (2)	Houston	4,348,000	Consolidated	100%	89.7%	95.6%	92.3%	92.8%	32%	$—
	Post Oak Central (2)	Houston	1,280,000	Consolidated	100%	95.2%	95.6%	95.5%	95.7%	11%	184,288
	2100 Ross Avenue	Dallas	844,000	Consolidated	100%	86.0%	86.3%	82.8%	81.3%	3%	—
	816 Congress	Austin	435,000	Consolidated	100%	91.2%	90.4%	85.8%	87.6%	3%	85,000
	Colorado Tower	Austin	373,000	Consolidated	100%	94.7%	94.7%	18.1%	—%	1%	—
	The Points at Waterview	Dallas	203,000	Consolidated	100%	92.0%	83.5%	83.5%	81.6%	1%	14,457
	Texas		7,483,000							51%	283,745

	Northpark Town Center (2)	Atlanta	1,528,000	Consolidated	100%	93.5%	92.6%	88.9%	87.6%	10%	—
	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	91.0%	89.4%	87.2%	85.8%	7%	100,000
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	84.4%	84.4%	84.4%	84.5%	5%	130,630
	Promenade	Atlanta	777,000	Consolidated	100%	94.2%	92.8%	87.8%	82.2%	6%	110,270
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	93.6%	95.6%	95.5%	94.3%	3%	65,523
	North Point Center East (2)	Atlanta	540,000	Consolidated	100%	97.2%	96.5%	93.8%	92.6%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	92.2%	87.8%	87.8%	84.3%	2%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	99.0%	98.3%	98.3%	96.2%	2%	25,303
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	100.0%	100.0%	99.2%	99.2%	2%	37,500
	Georgia		6,806,000							40%	510,226

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	85.1%	83.4%	80.5%	79.8%	6%	—
	Gateway Village	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	15,569
	North Carolina		1,763,000							7%	15,569
	Total Office Properties		16,052,000							98%	$809,540
	Other
	Emory Point Apartments (Phase I) (3)	Atlanta	404,000	Unconsolidated	75%	93.9%	91.6%	92.1%	92.0%	2%	36,328
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	84.5%	90.0%	87.3%	90.0%	—%	7,194
	Total Other		484,000							2%	$43,522
	Total Portfolio		16,536,000							100%	$853,062
(1)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended March 31, 2015.
(2)	Contains multiple buildings that are grouped together for reporting purposes.
(3)	This property consists of 443 units.

Cousins Properties Incorporated	10	Q1 2015 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	Net Operating Income ($ in thousands)
	Three Months Ended
	March 31, 2015	March 31, 2014	December 31, 2014	1Q15 vs. 1Q14 % Change	1Q15 vs. 4Q14 % Change
Property Revenues (2)	$73,549	$71,560	$78,353	2.8%	(6.1)%
Property Operating Expenses (2)	30,222	30,394	35,735	(0.6)%	(15.4)%
Property Net Operating Income	$43,327	$41,166	$42,618	5.2%	1.7%

% of Total Property Net Operating Income	74.6%	82.3%	71.9%

Cash Basis Property Revenues (3)	$69,035	$63,886	$74,946	8.1%	(7.9)%
Cash Basis Property Operating Expenses (4)	30,227	30,397	35,737	(0.6)%	(15.4)%
Cash Basis Property Net Operating Income	$38,808	$33,489	$39,209	15.9%	(1.0)%

% of Total Property Cash Basis Net Operating Income	77.1%	82.1%	75.1%

End of Period Leased	91.7%	93.1%	93.6%
Weighted Average Occupancy	91.5%	91.0%	91.0%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2014, excluding properties subsequently sold. Properties included in this reporting period are as follows:

Greenway Plaza	The American Cancer Society Center		Terminus 200
Post Oak Central	Promenade		Meridian Mark Plaza
The Points at Waterview	Terminus 100		Emory University Hospital Midtown Medical Office Tower
191 Peachtree Tower	North Point Center East		Gateway Village

(2) Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4) Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	11	Q1 2015 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended March 31, 2015
	New	Renewal	Expansion	Total
Gross leased (square feet)				467,070
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(26,231)
Net leased (square feet)	126,547	290,473	23,819	440,839
Number of transactions	13	20	6	39
Lease term (years) (2)	8.23	5.53	5.57	6.31

Net rent (per square foot) (2)(3)	$17.53	$19.27	$22.26	$18.93
Total leasing costs (per square foot) (2)(4)	(6.45)	(3.81)	(4.73)	(4.62)
Net effective rent (per square foot) (2)	$11.08	$15.46	$17.53	$14.31

Second generation leased square feet (2)(5)				335,416
Increase in second generation net rent (2)(3)(5)				33.6%
Increase in cash basis second generation net rent(2)(5)(6)				8.0%

(1) Excludes apartment and retail leasing.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	12	Q1 2015 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year

Year of Expiration	Square Feet Expiring (1)	% of Leased Space	Annual Contractual Rents ($000's) (1)(2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2015	580,136	4.3%	$11,140	3.5%	$19.20
2016	1,258,720	9.4%	25,607	8.0%	20.34
2017	1,383,304	10.3%	29,303	9.2%	21.18
2018	1,119,314	8.3%	23,202	7.3%	20.73
2019	1,177,608	8.8%	29,069	9.1%	24.69
2020	854,249	6.3%	19,635	6.2%	22.99
2021	1,126,863	8.4%	27,823	8.7%	24.69
2022	1,390,752	10.3%	31,745	10.0%	22.83
2023	1,315,879	9.8%	29,647	9.3%	22.53
2024 &Thereafter	3,246,970	24.1%	91,681	28.7%	28.24

Total	13,453,795	100.0%	$318,852	100.0%	$23.70

Lease Expirations Greater than 100,000 Square Feet Through Year End 2018

Expiration Date	Tenant	Market	Building	Square Feet Expiring (1)
December 2016	Bank of America	Charlotte	Gateway Village	515,552
January 2017	Transocean Offshore Deepwater	Houston	Greenway Plaza	268,965
December 2018	Apache Corporation	Houston	Post Oak Central	524,342

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	13	Q1 2015 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
580,136
1,258,720
1,383,304
1,119,314
1,177,608
854,249
1,126,863
1,390,752
1,315,879
3,246,970
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 & Thereafter

Cousins Properties Incorporated	14	Q1 2015 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Company's Share of Square Footage	Company's Share of Annualized Base Rent	Company's Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1	Occidental Oil & Gas Corp.	951,906	$18,102,485	7%	12
2	Apache Corporation	524,342	9,085,677	4%	4
3	Bank of America (4)	913,134	6,962,625	3%	4
4	Invesco Management Group, Inc.	400,310	6,626,257	3%	9
5	Deloitte LLP	273,863	5,592,838	2%	9
6	Transocean Offshore Deepwater	268,965	5,284,686	2%	2
7	McGuire Woods, LLP	181,025	4,993,317	2%	11
8	American Cancer Society, Inc.	275,198	4,829,991	2%	7
9	Smith Gambrell & Russell	159,136	4,767,099	2%	6
10	Stewart Information Services	244,751	4,238,963	2%	4
11	US South Communications	194,685	3,717,156	1%	7
12	Internap Network Services	120,298	3,436,394	1%	5
13	Direct Energy	210,026	2,910,104	1%	8
14	National Union Fire Insurance	105,362	2,891,242	1%	4
15	CB Richard Ellis, Inc.	142,361	2,880,354	1%	6
16	Northside Hospital	99,185	2,855,822	1%	8
17	MedAssets Net Revenue Systems, LLC	120,660	2,753,766	1%	16
18	Gulf South Pipeline Company LP	103,597	2,453,852	1%	9
19	Wells Fargo Bank, N.A.	94,215	2,381,441	1%	6
20	Emory University	88,349	2,153,858	1%	16
	Total Top 20	5,471,368	$98,917,927	39%	8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
Note:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	15	Q1 2015 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Square Footage (1)

Financial 20.6%
Energy 23.3%
Legal 10.3%
Technology 8.1%
Health Care 8.1%
Insurance 5.4%
Professional Services 5.3%
Real Estate 4.0%
Construction/Design 3.3%
Other 4.7%
Consumer Goods & Services 2.1%
Marketing/Media/Creative 2.2%
Transportation 1.0%
Government 1.0%
Non Profit 0.6%

(1) Based on total portfolio holdings.

Cousins Properties Incorporated	16	Q1 2015 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	$215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

2011
Promenade	Office	Atlanta	100.0%	4Q	775,000	134,700

					11,454,000	$2,364,200

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,004,000	$254,200

Cousins Properties Incorporated	17	Q1 2015 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	$19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	79,500
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Web Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

2011
King Mill	Industrial	Atlanta	75.0%	4Q	796,000	28,300
Lakeside Ranch	Industrial	Dallas	100.0%	4Q	749,000	28,400
One Georgia Center	Office	Atlanta	88.5%	3Q	376,000	48,600
Jefferson Mill	Industrial	Atlanta	75.0%	1Q	459,000	22,000
					10,197,000	$1,769,700

Cousins Properties Incorporated	18	Q1 2015 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)
Research Park V	Office	Austin, TX	100%	4Q14	173,000	$44,000	$10,101	—%	—%	4Q15	(3)	4Q16

Emory Point (Phase II)	Mixed	Atlanta, GA	75%	4Q13		75,300	55,608

Apartments					307			—%	—%	2Q15	(4)	2Q16
Retail					45,000			66%	—%	3Q15	(4)	2Q16

Total						$119,300	$65,709

(1) This schedule shows projects currently under active development through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. The Research Park V project is being funded 100% by the Company; Emory Point Phase II is being funded with a combination of equity from the partners and a $46 million construction loan. As of March 31, 2015, $21.8 million was outstanding on the Emory Point Phase II construction loan.
(3) Represents the quarter which the Company estimates the first office square feet to be occupied.
(4) Represents the quarter which the Company estimates the first apartment/retail space to be occupied.
(5) Stabilization represents the earlier of the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	19	Q1 2015 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share
Commercial

North Point	Atlanta	100.0%	32
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
549 / 555 / 557 Peachtree Street	Atlanta	100.0%	1
Georgia			65

Victory Center	Dallas	75.0%	3
Texas			3

Commercial Land Held			68	57
Cost Basis of Commercial Land Held			$33,907	$15,103

Residential (1)

Paulding County	Atlanta	50.0%	4,706
Blalock Lakes	Atlanta	100.0%	2,657
Callaway Gardens (2)	Atlanta	100.0%	218
Georgia			7,581

Padre Island	Corpus Christi	50.0%	15
Texas			15

Residential Land Held			7,596	5,235
Cost Basis of Residential Land Held			$24,600	$19,022

Grand Total Land Held			7,664	5,292
Grand Total Cost Basis of Land Held			$58,507	$34,125

(1) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(2) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

Cousins Properties Incorporated	20	Q1 2015 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2015	2016	2017	2018	2019	Thereafter	Total	Company's Share Recourse (1)
Consolidated Debt

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(2)	100.0%	1.28%	5/28/19	$—	$—	$—	$—	$198,000	$—	$198,000	$198,000
Total Floating Rate Debt				—	—	—	—	198,000	—	198,000	198,000

Fixed Rate Debt
The Points at Waterview	100.0%	5.66%	1/1/16	432	14,025	—	—	—	—	14,457	—
The American Cancer Society Center (3)	100.0%	6.45%	9/1/17	1,288	1,834	127,508	—	—	—	130,630	—
191 Peachtree Tower	100.0%	3.35%	10/1/18	—	1,305	2,013	96,682	—	—	100,000	—
Meridian Mark Plaza	100.0%	6.00%	8/1/20	325	456	484	514	546	22,978	25,303	—
Post Oak Central	100.0%	4.26%	10/1/20	2,518	3,485	3,636	3,794	3,959	166,896	184,288	—
Promenade	100.0%	4.27%	10/1/22	2,066	2,862	2,986	3,116	3,252	95,988	110,270	—
816 Congress	100.0%	3.75%	11/1/24	—	128	1,568	1,628	1,690	79,986	85,000	—
Total Fixed Rate Debt				6,629	24,095	138,195	105,734	9,447	365,848	649,948	—

Total Consolidated Debt				6,629	24,095	138,195	105,734	207,447	365,848	847,948	198,000

Unconsolidated Debt

Floating Rate Debt
Emory Point (LIBOR + 1.75%)	75.0%	1.93%	10/9/15	43,522	—	—	—	—	—	43,522	—
Emory Point II (LIBOR + 1.85%; $46mm facility)	75.0%	2.03%	10/9/16	—	16,314	—	—	—	—	16,314	1,631
Total Floating Rate Debt				43,522	16,314	—	—	—	—	59,836	1,631

Fixed Rate Debt
Gateway Village (4)	50.0%	6.41%	12/1/16	6,801	8,768	—	—	—	—	15,569	—
Terminus 100	50.0%	5.25%	1/1/23	915	1,277	1,346	1,418	1,494	59,073	65,523	—
Terminus 200	50.0%	3.79%	1/1/23	—	559	770	800	831	38,040	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.0%	3.50%	6/1/23	357	732	758	785	813	34,055	37,500	—
Total Fixed Rate Debt				8,073	11,336	2,874	3,003	3,138	131,168	159,592	—

Total Unconsolidated Debt				51,595	27,650	2,874	3,003	3,138	131,168	219,428	1,631

Total Debt				$58,224	$51,745	$141,069	$108,737	$210,585	$497,016	$1,067,376	$199,631

Total Maturities (5)				$43,522	$30,339	$127,508	$96,682	$198,000	$472,361	$968,411
% of Maturities				5%	3%	13%	10%	20%	49%	100%

(1) Non-recourse loans are subject to customary carve-outs.
(2) Total borrowing capacity of the Credit Facility at March 31, 2015 was $500 million. The spread over LIBOR at March 31, 2015 was 1.1%.
(3) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(4) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(5) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$257,836	24%	1.44%	3.4
Fixed Rate Debt	809,540	76%	4.59%	5.7
Total Debt	$1,067,376	100%	3.83%	5.2

Cousins Properties Incorporated	21	Q1 2015 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule
500,000
400,000
300,000
200,000
100,000
0
$ (in thousands)
43,522
30,339
127,508
96,682
198,000
472,361
2015
2016
2017
2018
2019
Thereafter
Consolidated
Unconsolidated

Cousins Properties Incorporated	22	Q1 2015 Supplemental Information

JOINT VENTURE INFORMATION

		Cash Flows to Cousins			Financial Statement Presentation
Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.	Unconsolidated
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flow.	Recognize 50% of net income from venture.	Unconsolidated
HICO Victory Center LP (1)	Land/ Future Office Development	Cousins funds 75% of land and 50% of other expenses in predevelopment stage.	Same as operating cash flow.	Recognize 50% of net income from joint venture.	Unconsolidated (1)
CL Realty, L.L.C.	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Temco Associates, LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a 20% IRR; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize noncontrolling interest based on amounts earned by partner.	Consolidated

(1) If the partners decide to construct an office building, the economics of the venture will adjust such that Cousins owns at least 90% of the venture. At that time, the Company expects the venture to be consolidated.

Cousins Properties Incorporated	23	Q1 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	($ in thousands, except per share amounts)
2nd Generation TI & Leasing Costs & Building CAPEX:
Office
Second Generation Leasing Related Costs	12,139	2,745	5,388	12,023	11,031	31,187	11,513
Second Generation Building Improvements	3,814	550	1,929	—	1,388	3,867	507
	15,954	3,295	7,317	12,023	12,419	35,054	12,020
Other
Second Generation Leasing Related Costs	460	—	—	—	—	—	—
Total 2nd Generation TI & Leasing Costs	16,414	3,295	7,317	12,023	12,419	35,054	12,020

Net Operating Income

Office Consolidated Properties	102,624	42,225	43,666	47,776	52,926	186,593	52,103
Other Consolidated Properties	1,299	402	409	396	178	1,385	(24)
Net Operating Income - Consolidated	103,923	42,627	44,075	48,172	53,104	187,978	52,079

Rental Property Revenues	194,420	77,484	80,034	86,857	99,535	343,910	90,033
Rental Property Operating Expenses	(90,497)	(34,857)	(35,959)	(38,685)	(46,434)	(155,934)	(37,954)
Net Operating Income - Consolidated	103,923	42,627	44,075	48,172	53,101	187,976	52,079

Income from Discontinued Operations
Rental Property Revenues	10,552	1,356	967	601	4	2,927	4
Rental Property Operating Expenses	(4,163)	(464)	(402)	(260)	(2)	(1,128)	(18)
Net Operating Income	6,389	892	565	341	2	1,799	(14)

Termination Fees	—	—	2	—	—	2	—
Interest and Other Income (Expense)	15	—	—	8	(4)	3	(210)
FFO from Discontinued Operations	6,404	892	567	349	(2)	1,804	(224)

Third Party Management and Leasing Revenues	76	—	—	—	—	—	—
Third Party Management and Leasing Expenses	(97)	—	—	(1)	(1)	(2)	—
FFO from Third Party Management and Leasing	(21)	—	—	(1)	(1)	(2)	—

FFO from Discontinued Operations	6,383	892	567	348	(3)	1,802	(224)

Depreciation and Amortization of Real Estate	(3,086)	—	—	—	—	—	—

Income from Discontinued Operations	3,297	892	567	348	(3)	1,804	(224)

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	16,195	4,493	4,593	4,575	4,515	18,176	4,642
Other Properties	11,572	2,006	2,055	2,026	1,633	7,720	1,346
Net Operating Income	27,767	6,499	6,648	6,601	6,148	25,896	5,988
Residential Lot, Outparcel and Tract Sales Less Cost of Sales	115	—	5	—	2,160	2,165	—

Cousins Properties Incorporated	24	Q1 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	($ in thousands, except per share amounts)
Other Sales Less Cost of Sales	(4)	—	42	—	—	42	—
Termination Fees	19	—	72	—	113	185	120
Interest Expense	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)	(1,822)
Other Expense	513	28	203	155	150	536	68
Depreciation and Amortization of Non-Real Estate Assets	(34)	(11)	(12)	(12)	(11)	(46)	—
Funds from Operations - Unconsolidated Joint Ventures	20,413	4,671	5,115	4,901	6,727	21,414	4,354
Gain on Sale of Depreciated Investment Properties, net	60,344	(387)	—	—	2,154	1,767	—
Depreciation and Amortization of Real Estate	(13,435)	(2,998)	(3,088)	(2,870)	(2,957)	(11,913)	(2,743)

Net Income from Unconsolidated Joint Ventures	67,322	1,286	2,027	2,031	5,924	11,268	1,611

Market Capitalization
Common Stock price at Period End	10.30	11.47	12.45	11.95	11.42	11.42	10.60
Number of Common Shares Outstanding at Period End	189,666	198,423	198,474	216,509	216,513	216,513	216,470
Common Stock Capitalization	1,953,560	2,275,912	2,471,001	2,587,283	2,472,578	2,472,578	2,294,582

Preferred Stock-Series-B-Price at Liquidation Value	94,775	94,775	—	—	—	—	—
Preferred Stock at Liquidation Value	94,775	94,775	—	—	—	—	—

Debt	630,094	587,442	665,852	671,074	792,344	792,344	847,948
Share of Unconsolidated Debt	228,489	226,574	224,241	224,544	215,158	215,158	219,428
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376

Total Market Capitalization	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080	3,361,958

Leverage Ratios
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376
Total Market Capitalization	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080	3,361,958
Debt (2) / Total Market Capitalization	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%	31.7%

Total Assets - Consolidated	2,273,206	2,294,038	2,280,243	2,533,660	2,667,330	2,667,330	2,684,661
Accumulated Depreciation - Consolidated	257,151	270,753	295,120	307,023	324,543	324,543	348,344
Undepreciated Assets - Unconsolidated (2)	441,928	446,890	492,640	459,931	450,535	450,535	454,835
Less: Investment in Unconsolidated Joint Ventures	(107,082)	(107,106)	(111,164)	(111,353)	(100,498)	(100,498)	(100,821)
Total Undepreciated Assets (2)	2,865,203	2,904,575	2,956,839	3,189,261	3,341,910	3,341,910	3,387,019
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376
Undepreciated Assets (2)	2,865,203	2,904,575	2,956,839	3,189,261	3,341,910	3,341,910	3,387,019
Debt (2) / Total Undepreciated Assets (2)	30.0%	28.0%	30.1%	28.1%	30.1%	30.1%	31.5%

Cousins Properties Incorporated	25	Q1 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	($ in thousands, except per share amounts)
EBITDA (2)
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935
Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498
Non-Real Estate Depreciation and Amortization	787	196	213	244	260	913	423
Income Tax Provision (Benefit)	(23)	(12)	(9)	1	—	(20)	—
Gain on Sale of Third Party Management & Leasing Business	(4,576)	(7)	—	(5)	15	3	—
Acquisition and Related Costs	7,484	22	149	644	315	1,130	83
Preferred Stock Dividends and Original Issuance Costs	12,664	1,777	4,708	—	—	6,485	—
EBITDA (2)	123,142	47,170	49,658	51,220	62,139	210,189	55,939

Coverage Ratios (2)
EBITDA	123,142	47,170	49,658	51,220	62,139	210,189	55,939
Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498
Interest Coverage Ratio (2)	4.15	5.23	5.63	5.91	6.22	5.76	5.89

Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498
Scheduled Principal Payments	7,032	2,445	2,430	2,460	2,501	9,836	2,493
Preferred Stock Dividends	10,008	1,777	1,178	—	—	2,955	—
Fixed Charges	46,712	13,234	12,421	11,120	12,490	49,265	11,991
EBITDA	123,142	47,170	49,658	51,220	62,139	210,189	55,939
Fixed Charges Coverage Ratio (2)	2.64	3.56	4.00	4.61	4.98	4.27	4.67

Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376
Annualized EBITDA (3)	181,728	188,680	198,632	204,880	248,556	248,556	223,756
Debt (2) / Annualized EBITDA (3)	4.72	4.31	4.48	4.37	4.05	4.05	4.77

Dividend Information
Cash Common Dividends	27,192	14,232	14,882	16,236	16,213	61,563	17,349
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935
FFO Payout Ratio	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%	37.8%

FFO Before Certain Charges
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935
Preferred Stock Original Issuance Costs	2,656	—	3,530	—	—	3,530	—
Acquisition and Related Costs	7,484	22	149	644	315	1,130	83
Gain on Sale of Third Party Management & Leasing Business	(4,576)	(7)	—	(5)	15	3	—
Separation Charges	520	84	—	—	101	185	102
FFO Before Certain Charges	83,218	36,281	39,463	42,315	51,991	170,052	46,120
FFO Before Certain Charges Payout Ratio	32.7%	39.2%	37.7%	38.4%	31.2%	36.2%	37.6%

Cousins Properties Incorporated	26	Q1 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st
	($ in thousands, except per share amounts)
FAD (2)
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935
Straight Line Rental Revenue	(12,826)	(7,648)	(5,001)	(4,169)	(5,275)	(22,093)	(6,285)
Above and Below Market Rents	(3,785)	(1,952)	(2,027)	(1,933)	(2,135)	(8,047)	(2,030)
Second Generation CAPEX	(16,414)	(3,295)	(7,317)	(12,023)	(12,419)	(35,054)	(12,020)
FAD (2)	44,109	23,286	21,440	23,551	31,731	100,010	25,600
Common Dividends	27,192	14,232	14,882	16,236	16,213	61,563	17,349
FAD Payout Ratio (2)	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%	67.8%

FAD Before Certain Charges
FAD (2)	44,109	23,286	21,440	23,551	31,731	100,010	25,600
Preferred Stock Original Issuance Costs	2,656	—	3,530	—	—	3,530	—
Acquisition and Related Costs	7,484	22	149	644	315	1,130	83
Gain on Sale of Third Party Business	(4,576)	(7)	—	(5)	15	3	—
Separation Changes	520	84	—	—	101	185	102
FAD Before Certain Charges	50,193	23,385	25,119	24,190	32,162	104,858	25,785
FAD Before Certain Charges Payout Ratio	54.2%	60.9%	59.2%	67.1%	50.4%	58.7%	67.3%

Operations Ratios
Revenues	210,737	81,723	84,505	89,098	106,055	361,383	91,976
Revenues from Discontinued Operations	10,671	1,363	975	615	4	2,956	4
Revenues including Discontinued Operations	221,408	83,086	85,480	89,713	106,059	364,339	91,980

General and Administrative Expenses	21,940	5,611	5,756	5,022	3,398	19,787	3,493
Revenues Including Discontinued Operations	221,408	83,086	85,480	89,713	106,059	364,339	91,980
General and Administrative Expenses/ Revenues including Discontinued Operations	9.9%	6.8%	6.7%	5.6%	3.2%	5.4%	3.8%

Total Undepreciated Assets (2)	2,865,203	2,904,575	2,956,839	3,189,261	3,341,910	3,341,910	3,387,019
Annualized General and Administrative Expenses (3) / Total Undepreciated Assets	0.65%	0.77%	0.78%	0.63%	0.42%	0.42%	0.41%

Cousins Properties Incorporated	27	Q1 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended ($ in thousands)
	March 31, 2015	March 31, 2014	December 31, 2014
Rental Property Revenues
Same Property	$73,549	$71,560	$78,353
Non-Same Property	25,388	16,734	30,618
	$98,937	$88,294	$108,971

Rental Property Operating Expenses
Same Property	$30,222	$30,394	$35,735
Non-Same Property	10,663	7,880	13,980
	$40,885	$38,274	$49,715

Rental Property Revenues
Consolidated Properties	$90,033	$77,484	$99,535
Discontinued Operations	4	1,356	4
Share of Unconsolidated Joint Ventures	8,900	9,454	9,432
	$98,937	$88,294	$108,971

Rental Property Operating Expenses
Consolidated Properties	$37,954	$34,857	$46,434
Discontinued Operations	18	464	2
Share of Unconsolidated Joint Ventures	2,913	2,953	3,279
	$40,885	$38,274	$49,715

Cash Basis Rental Property Revenues
Rental Property Revenues	$98,937	$88,294	$108,971
Less: Straight Line Rent	6,285	7,649	5,276
Less: Other	1,536	1,583	1,740
	$91,116	$79,062	$101,955

Cash Basis Rental Property Revenues
Same Property	$69,035	$63,886	$74,946
Non-Same Property	22,081	15,176	27,009
	$91,116	$79,062	$101,955

Cash Basis Rental Property Expenses
Rental Property Operating Expenses	$40,884	$38,274	$49,715
Non-Cash Ground Rent Expense	(77)	3	3
	$40,807	$38,277	$49,718

Cash Basis Rental Property Operating Expenses
Same Property	$30,227	$30,397	$35,737
Non-Same Property	10,580	7,880	13,981
	$40,807	$38,277	$49,718

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized represents quarter amount annualized.
(4) See reconciliation above within previous pages of the Calculations and Reconciliations of Non-GAAP Financial Measures.

Cousins Properties Incorporated	28	Q1 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	29	Q1 2015 Supplemental Information